SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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QUARTERLY REPORT UNDER SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): March 17, 2004

MC SHIPPING INC.
(Exact name of the registrant as specified in its charter)
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LIBERIA	1-10231	98-0101881
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
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Richmond House, 12 Par-la-ville Road, Hamilton HM CX. Bermuda
(Address of principal executive offices)
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441-295-7933
(Registrant's telephone number, including area code)
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TABLE OF CONTENT

Item 9. Regulation FD Disclosure
On March 17,2004, MC Shipping Inc issued a press release announcing its financial results for 2003, which is attached as Exhibit 99.1 hereto. This exhibit is not filed for purposes of Section 18 of the securities Exchange Act of 1934, as amended but is furnished pursuant to Regulation FD.
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Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MC SHIPPING INC.

Date: March 19,2004	By:	/s/ GUY MOREL
Guy Morel
President Chief Operating Officer (Principal Executive Officer)
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